UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

M III ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)
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M III ACQUISITION CORP.
3 Columbus Circle, 15th Floor
New York, New York 10019
To the Stockholders of M III Acquisition Corp.:
You are cordially invited to attend the 2017 annual meeting of stockholders (the “Annual Meeting”) of M III Acquisition Corp. (the “Company”) to be held on Friday, December 29, 2017 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:
1.
To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of stockholders or until their successors are elected and qualified;

2.
To ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2017; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
The Board has fixed the close of business on November 27, 2017 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.
Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.
By Order of the Board,
/s/ Mohsin Y. Meghji

Chairman of the Board of Directors and Chief Executive Officer
This proxy statement is dated December 11, 2017
and is being mailed with the form of proxy on or shortly after December 11, 2017.

IMPORTANT
Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

M III ACQUISITION CORP.
3 Columbus Circle, 15th Floor
New York, New York 10019
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 29, 2017
To the Stockholders of M III Acquisition Corp.:
NOTICE IS HEREBY GIVEN that the 2017 annual meeting of stockholders (the “Annual Meeting”) of M III Acquisition Corp., a Delaware corporation (the “Company”), will be held on Friday, December 29, 2017 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:
1.
To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of stockholders or until their successors are elected and qualified;

2.
To ratify the selection by our Audit Committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2017; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 27, 2017 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.
Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.
Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.cstproxy.com/miiiacquisitioncorp/2018.
By Order of the Board,
/s/ Mohsin Y. Meghji

Chairman of the Board of Directors and
Chief Executive Officer

i

M III ACQUISITION CORP.
3 Columbus Circle, 15th Floor
New York, New York 10019
PROXY STATEMENT
2017 ANNUAL MEETING OF STOCKHOLDERS
To be held on Friday, December 29, 2017, at 10:00 a.m., local time at the offices of Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did you send me this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of M III Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Friday, December 29, 2017 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about December 11, 2017.
What is included in these materials?
These materials include:
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This Proxy Statement for the Annual Meeting; and

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The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2017.

What proposals will be addressed at the Annual Meeting?
Stockholders will be asked to consider the following proposals at the Annual Meeting:
1.
To elect two directors to serve as Class I directors on the Board until the 2019 annual meeting of stockholders or until their successors are elected and qualified; and

2.
To ratify the selection by our Audit Committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2017.

We will also consider any other business that properly comes before the Annual Meeting.
How does the Board of Directors recommend that I vote?
Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm.
Who may vote at the Annual Meeting of stockholders?
Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on November 27, 2017 are entitled to vote at the Annual Meeting. As of the Record Date, there were 19,210,000 shares of our common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?
Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 27, 2017, there were 19,210,000 shares of the Company’s common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 9,605,001 shares of common stock must be present at the Annual Meeting to constitute a quorum.
How many votes do I have?
Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
What is the proxy card?
The proxy card enables you to appoint Mohsin Y. Meghji, our Chairman and Chief Executive Officer, and Brian Griffith, our Chief Financial Officer, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Meghji and Mr. Griffith to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
If I am a stockholder of record of the Company’s shares, how do I vote?
There are two ways to vote:
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In person.   If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

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By Mail.   You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?
There are three ways to vote:
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In person.   If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

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By mail.   You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

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By telephone or over the Internet.   You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of Class I directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
What vote is required to elect directors?
Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.
What vote is required to ratify the selection by our Audit Committee of Marcum as our independent registered public accounting firm?
Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 3 Columbus Circle, 15th Floor, New York, New York 10019 a written notice of revocation prior to the Annual Meeting.
Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the ratification of Marcum to serve as our independent registered public accounting firm.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Where do I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
Who bears the cost of soliciting proxies?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.
Who are the sponsors of the Company?
References throughout this proxy statement to our “sponsor” are to M III Sponsor I LP (“M III LP”) and M III Sponsor I LLC (“M III LLC”), collectively. Mohsin Y. Meghji, our Chairman and Chief Executive Officer, is the Chief Executive Officer of M III Acquisition Partners I Corp., a Delaware corporation which is the sole general partner of M III LP and is the managing member of M III Acquisition Partners I LLC, the sole managing member of M III LLC.
Who can help answer my questions?
You can contact our Chief Financial Officer and Secretary, Brian Griffith at (212) 716-1491or by sending a letter to Mr. Griffith at the offices of the Company at 3 Columbus Circle, 15th Floor, New York, New York 10019 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING
We are furnishing this proxy statement to you as a stockholder of M III Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Friday, December 29, 2017, or any adjournment or postponement thereof.
Date, Time, Place and Purpose of the Annual Meeting
The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Friday, December 29, 2017, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:
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To elect two directors to serve as Class I directors on the Board until the 2019 annual meeting of stockholders or until their successors are elected and qualified; and

•
To ratify the selection by our Audit Committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2017.

Record Date, Voting and Quorum
Our Board fixed the close of business on November 27, 2017, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 19,210,000 shares of the Company’s common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.
The holders of 9,605,001 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.
Required Vote
The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.
The approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.
Voting
You can vote your shares at the Annual Meeting by proxy or in person.
You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chief Executive Officer and the Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.
Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Meghji and Mr. Griffith.
A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer and Secretary, Brian Griffith, at (212)716-1491.
Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (M III Acquisition Corp., 3 Columbus Circle, 15th Floor, New York, New York 10019) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.
Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Annual Meeting
Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of M III Acquisition Corp. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.
No Right of Appraisal
Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Offices
Our principal executive offices are located at M III Acquisition Corp., 3 Columbus Circle, 15th Floor, New York, New York 10019. Our telephone number at such address is (212) 716-1491.
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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Officers
The directors and executive officers of the Company are as follows:
Name	Age	Title
Mohsin Y. Meghji	52	Chairman of the Board of Directors and Chief Executive Officer
Suleman E. Lunat	44	Executive Vice President and Head of Corporate Development
Brian Griffith	43	Chief Financial Officer
Andrew L. Farkas	57	Director
Osbert Hood	65	Director
Philip Marber	56	Director
Christopher J. Pappano	47	Director
Mohsin Y. Meghji, our Chairman and Chief Executive Officer since inception, has also been the Managing Partner of M-III Partners since February 2014. His career of more than 25 years has focused primarily identifying the financial, operational and strategic changes needed to revive troubled companies and working with the relevant constituencies to implement those changes. He has accomplished this through management and advisory roles in partnership with some of the world’s leading financial institutions, private equity and distressed hedge fund investors. Mr. Meghji’s most recent corporate role was as Executive Vice President and Head of Strategy at Springleaf, as well as Chief Executive Officer of its captive insurance companies, from January 2012 to February 2014. Springleaf was listed on the NYSE in late 2013. Prior to Springleaf, Mr. Meghji served as a Senior Managing Director at C-III Capital Partners, LLC, a real-estate focused merchant banking firm from October to December 2011. Mr. Meghji co-founded Loughlin Meghji + Company, a privately-held financial advisory firm which became one of the leading restructuring boutiques in the U.S. Mr. Meghji was a Principal and Managing Director of Loughlin Meghji + Company from February 2002 to October 2011. During his tenure with Loughlin Meghji + Company, Mr. Meghji periodically served as Chief Restructuring Officer (or in an analogous position) of companies which elected to utilize bankruptcy proceedings as a part of their financial restructuring process and, as such, he served as an executive officer of various companies which filed bankruptcy petitions under federal law, including, without limitation, Pappas Telecasting in 2008, Capmark Finance, Inc. in 2009, and Medical Staffing Network in 2010. Mr. Meghji was appointed as an independent director of MS Resorts in connection with the filing of its bankruptcy petition and served in such capacity from January 2011 through February 2013. Earlier in his career, Mr. Meghji was with Arthur Andersen & Co. from 1987 to 2002 in the firm’s London, Toronto and New York offices, including as a Partner in the Global Corporate Finance group from 2001 to 2002. He has served as a director on a number of corporate boards including Mariner Health Care Inc. from 2002 to 2004, Cascade Timberlands, LLC from 2004 to 2005 and MS Resorts from January 2011 to February 2013. He is a director of The Children’s Museum of Manhattan as well as the Equity Group International Foundation, which provides funding for underprivileged high-potential students in Kenya. Previously, he served on the Board of HealthRight International from 2004 to 2012. Mr. Meghji is a graduate of the Schulich School of Business, York University, Canada and has taken executive courses at the INSEAD School of Business in France. He has previously qualified as a U.K. and Canadian Chartered Accountant as well as a U.S. Certified Turnaround Professional. Mr. Meghji is well-qualified to serve on our board of directors due to his extensive experience in turnaround situations, business, finance and operations.
Suleman E. Lunat, our Executive Vice President and Head of Corporate Development since inception, is also a Partner of M-III Partners. He has 20 years of experience as an investor in public and private equity, credit and distressed special situations and investment banking. He has provided M&A, debt restructuring and capital raising services to a range of middle market and large corporate clients in North America and Europe. Before joining M-III Partners in July 2014, Mr. Lunat was a Principal and portfolio manager in the Opportunistic Credit group of Apollo Global Management (NYSE: APO), a global alternative investment manager focusing on private equity, credit and real estate, from 2007 to February 2013. At Apollo, Mr. Lunat focused on managing a portfolio of special situation performing, stressed and distressed credit and equity investments in both the public and private markets. Mr. Lunat was also a member of Apollo’s Strategic Value Fund and Credit Opportunity Fund investment teams. Prior to Apollo, Mr. Lunat held positions as Senior Investment Analyst at Longacre Fund Management from 2005 to 2007 and Sandell Asset Management from 2004 to 2005, both privately-held alternative asset management firms. Before joining Sandell, he was a Vice President at Greenhill & Co. (NYSE: GHL), where he was employed from 1997 to 2003, focused on debt restructuring, M&A and principal investing. He was an initial member of the Greenhill Capital Partners private equity investment team. He began his career at Lehman Brothers as a financial analyst in the Investment Banking division in 1995. Mr. Lunat has served as a trustee of Success Academy Charter Schools-NYC since September 2014 and as a director of Centrus Energy Corporation (NYSE: LEU) from October 2014 to June 2017. He is a graduate of Wesleyan University with a B.A. in Economics.
Brian Griffith, our Chief Financial Officer since inception, is also a Managing Director of M-III Partners. Mr. Griffith has more than 17 years of financial, operational and advisory experience in both growth and distressed situations. Over the course of his career, Mr. Griffith served as Chief Restructuring Officer and interim VP of Finance for various clients in the finance, energy and technology sectors. His experience covers a number of industries including financial services, real estate, healthcare services, energy, consumer products, manufacturing and food services. Prior to joining M-III Partners in August 2014, Mr. Griffith spent two years as an independent advisor to companies in transition, including roles as the Chief Restructuring Officer of Yoostar Entertainment Group from April 2014 to October 2014 and as an advisor to Springleaf Holdings, LLC (NYSE: LEAF) from May 2013 to October 2014. Mr. Griffith was previously a Managing Director at Loughlin Meghji + Company, a privately-held financial advisory firm, from February 2008 to January 2013. At Loughlin Meghji + Company, he was involved with numerous transactions, including the restructuring of Capmark Financial Group, Inc., where he was responsible for the development and execution of cost rationalization initiatives. Mr. Griffith also advised Berkadia Commercial Mortgage on process improvement and cost reduction initiatives. Other roles included advising an institutional investor on a merger integration of two healthcare companies. Prior to Loughlin Meghji + Company, Mr. Griffith worked for CCV Restructuring from 2002 to 2008, FTI Consulting from 2001 to 2002 and Ernst & Young, LLP from 1996 to 1997 advising stakeholders in turnarounds, as well as providing transaction advisory services. Mr. Griffith earned an M.B.A from Fordham University and received a B.S. in Business Administration degree from Villanova University. He is a member of the Turnaround Management Association.
Andrew L. Farkas, one of our directors since July 2016, currently serves as the Managing Member, Chairman and Chief Executive Officer of Island Capital Group LLC. Island Capital Group LLC is a private, real-estate oriented merchant banking firm specializing in real estate investing, real estate operating businesses and real estate securities. Mr. Farkas also serves as an officer in various subsidiaries and controlled affiliates of Island Capital Group LLC and is also regularly appointed to and holds director positions in private, non-corporate vehicles controlled by Island Capital Group LLC. Mr. Farkas also has served since September 2016 as a director and Chairman of the Board of Resource Capital Corp. (NYSE: RSO). Prior to founding Island Capital Group LLC in 2003, Mr. Farkas was the Chairman and Chief Executive Officer from 1998 to 2003 of Insignia Financial Group, Inc. (NYSE: IFS), a global real estate services company that he founded in 1990 and which was merged with CB Richard Ellis in 2003 to form the world’s largest commercial real estate services company. Prior to founding Insignia Financial Group, Inc., Mr. Farkas was employed at Thompson McKinnon Securities from 1982 to 1984 and was the founder and managing principal of Metropolitan Asset Group, Ltd., a private real estate investment banking and merchant banking firm specializing in securitized real estate transactions since 1984. Mr. Farkas served on the Board of Directors of iStar Financial Inc. from 2001 to 2003. He also served as a Managing Trustee of the Board of Trustees of Charter Mac (NYSE: CHC) from 2004 until 2007. Mr. Farkas graduated from Harvard University in 1982 with a B.A. in Economics. Mr. Farkas is well-qualified to serve on our board of directors due to his experience in finance, real estate, banking and business.
Osbert Hood, one of our directors since July 2016, is currently retired from active business management. Previously, he served as Chief Operating Officer of Advent Capital Management, LLC, a privately-held investment management firm, from June 2012 to May 2014. At Advent, Mr. Hood oversaw all non-investment functions including business development, product development, investor relations, operations and technology. Prior to joining Advent, Mr. Hood served as a business advisor from May 2010 to May 2012 and was Chairman and Chief Executive Officer of MacKay Shields, LLC, a privately-held investment management firm, from January 2007 to April 2010. Prior to MacKay Shields, LLC, he served as Pioneer Investments USA’s Chief Executive Officer and President from 2003 to 2006 and Chief Operating Officer from 2000 to 2003. Pioneer Investments USA is the US division of Pioneer Investments S.p.A., which is a global asset management firm that is a subsidiary of UniCredit S.p.A., a leading publicly-traded European banking group. Mr. Hood was employed by John Hancock Financial Services from 1990 to 2000, where he served in roles of increasing responsibility before being named as Executive Vice President and Chief Financial Officer of John Hancock Advisors in 1997. John Hancock is the United States operating unit of Manulife Financial, a leading Canada-based financial services group (NYSE: MFC). He began his professional career at American Express Company (NYSE: AXP) in 1977. Mr. Hood served as a director of Centrus Energy Corporation (NYSE: LEU), a global energy company that supplies low enriched uranium for commercial nuclear plants, from October 2014 to June 2017. Mr. Hood holds an MBA from New York University and a BS from Adelphi University. He also has attended the Advanced Management Program at the Wharton School of the University of Pennsylvania. Mr. Hood is well-qualified to serve on our board of directors due to his experience in finance, business and operations.
Philip Marber, one of our directors since July 2016, is currently retired from active business management. From 1996 to 2009, Mr. Marber served as President and Chief Executive Officer of Cantor Fitzgerald and Co., an investment bank and brokerage business, where he was responsible for all aspects of management of the institutional equities business. Mr. Marber joined Cantor Fitzgerald & Co. as the founder of its institutional options department in 1990 and held positions of increasing responsibility prior to his appointment as President and Chief Executive Officer. Prior to that, Mr. Marber was employed by Jeffries & Co. as an institutional equity option salesman since 1984. He was a member of the National Organization of Investment Professionals, a non-profit organization of investment professionals to which membership is offered on an invitation-only basis, from 2002 to 2009. Mr. Marber is well-qualified to serve on our board of directors due to his experience in finance, business and operations.
Christopher J. Pappano, one of our directors since July 2017, has served as a Managing Director and Head of Risk Management at Barrington Capital Group, L.P., a fundamental, value-oriented activist investment management firm, since April 2016. From 2008 through February 2015, Mr. Pappano was a Managing Director at Richmond Hill Investment Co., L.P., a special situations investment management firm, where he served on the Investment Committee. Mr. Pappano holds an A.B. in economics from the College of the Holy Cross. Mr. Pappano is well-qualified to serve on our board of directors due to his experience in finance, business and operations.
Corporate Governance
Number and Terms of Office of Officers and Directors
Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of Class I directors, consisting of Messrs. Hood and Marber, expires at this Annual Meeting. The term of office of Class II directors, consisting of Messrs. Meghji, Pappano and Farkas will expire at the next annual meeting of stockholders.
Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the board of directors.
Committee Membership, Meetings and Attendance
We currently have the following standing committees: the Audit Committee and the Compensation Committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2016:
•
the Board held one meeting and acted by unanimous written consent in lieu of a meeting twice;

•
three meetings of the Audit Committee were held; and

•
no meeting of the Compensation Committee was held.

Each of our incumbent directors (other than Mr. Pappano, who was appointed to the Board in July 2017) attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2016.
We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.
Audit Committee
We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 3 Columbus Circle, 15th Floor, New York, NY 10019.
Messrs. Pappano, Hood and Marber serve as members of our audit committee. Messrs. Pappano, Hood and Marber meet the independent director standard under NASDAQ’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Mr. Marber serves as chairman of the audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Marber qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•
reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•
setting clear hiring policies for employees or former employees of the independent auditors;

•
setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•
obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•
reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.
Compensation Committee
The members of our compensation committee are Messrs. Hood and Marber. Mr. Hood serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

•
reviewing and approving the compensation of all of our other executive officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

No compensation of any kind, including finders, consulting or other similar fees, will be paid by us to any of our officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
After our initial business combination, members of our combined team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely that the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.
A copy of the Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 3 Columbus Circle, 15th Floor, New York, New York 10019.

Director Nominations
We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Farkas, Hood, Marber and Pappano. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
Audit Committee Report*
The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by:
Audit Committee of the Board of Directors
Osbert Hood
Philip Marber
Board Leadership Structure and Role in Risk Oversight
Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.
Compensation Committee Interlocks and Insider Participation
Suleman E. Lunat, who serves as our Executive Vice President and Head of Corporate Development, was a member of the Board of Directors of Centrus Energy Corp. from October 2014 through June 2017 and a member of its Compensation Committee during such period. Osbert Hood, a member of the Compensation Committee of our Board of Directors, also was a member of the Board of Directors of Centrus Energy Corp. from October 2014 through June 2017.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2016 there were no delinquent filers.
Code of Ethics
We have adopted a code of ethics that applies to our officers and directors. We have filed copies of our code of ethics, our audit committee charter and our compensation committee charter as exhibits to our registration statement in connection with our initial public offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us.
Executive Compensation
None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Our sponsor, executive officers and directors, and their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
After our initial business combination, members of our combined team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders.
We do not intend to take any action to ensure that members of our combined team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of November 27, 2017 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors that beneficially owns shares of our common stock; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
M III Sponsor I LLC(2)	3,777,475	19.66%
M III Sponsor I LP(2)	272,525	1.42%
Mohsin Y. Meghji(2)	4,050,000	21.08%
Suleman E. Lunat(3)	—	—
Brian Griffith	—	—
Andrew L. Farkas(4)	—	—
Osbert Hood	20,000	*
Philip Marber	20,000	*
Christopher J. Pappano	—	—
All directors and executive officers as a group (7 individuals)	4,090,000	21.29%
Glazer Capital, LLC(5)	1,909,908	9.94%
Weiss Asset Management LP(6)	1,058,000	5.51%
AQR Capital Management LLC(7)	965,221	5.02%
Polar Asset Management Partners Inc.(8)	1,724,700	8.98%

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 3 Columbus Circle, 15th Floor, New York, NY 10019.

(2)
These shares represent the founder shares held by our sponsor. Mohsin Y. Meghji, our Chairman and Chief Executive Officer. He is the managing member of M III Acquisition Partners I LLC, the sole managing member of M III Sponsor I LLC. He is also the Chief Executive Officer of M III Acquisition Partners I Corp., the sole general partner of M III Sponsor I LP. Consequently, he may be deemed the beneficial owners of the founder shares held by our sponsor and has sole voting and dispositive control over such securities. Mr. Meghji disclaims beneficial ownership over any securities owned by our sponsor in which he does not have a pecuniary interest.

(3)
Mr. Lunat does not beneficially own any shares of our common stock. However, Mr. Lunat has a pecuniary interest in shares of our common stock through his ownership of membership interests in our sponsor.

(4)
Mr. Farkas does not beneficially own any shares of our common stock. However, Mr. Farkas has a pecuniary interest in shares of our common stock through his ownership of membership interests of our sponsor.

(5)
The business address of Glazer Capital, LLC (“GCL”) is 250 West 55th street, Suite 30A, New York, New York 10019. Paul J. Glazer does not directly own any shares of common stock, but he does indirectly own 1,820,000 shares of common stock in his capacity as (i) the managing member of Paul J. Glazer, LLC, a Delaware limited liability company, which in turn serves as the general partner of Glazer Capital Management L.P.,(“GCM”) and Glazer Enhanced Fund, L.P. (“GEF”) both Delaware limited partnerships and (ii) the managing member of Glazer Capital, LLC (“GCL”) which in turn serves as the investment manager of GCM, GEF, Glazer Offshore Fund, Ltd. (“GOF”) and Glazer Enhanced Offshore Fund, Ltd.(“GEOF”) both Cayman Islands corporations. In addition, GCL manages on a discretionary basis separate accounts for two unrelated entities that own shares of common stock (collectively, the “Separate Accounts”). Although Mr. Glazer does not directly own any shares of common stock, Mr. Glazer is deemed to beneficially own the 1,820,000 shares of common stock held by GOF, GEOF, GCM, GEF and the Separate Accounts. Mr. Glazer and GCL share voting and dispositive power of the shares.

(6)
The business address of BIP GP LLC, a Delaware limited liability company (“BIP GP”), Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”) and Andrew M. Weiss, Ph.D., is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116. Shares held by for BIP GP include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership (and reported above for BIP GP). Each of BIP GP, WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein.

(7)
The business address of AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and CNH Partners, LLC is Two Greenwich Plaza, Greenwich, CT 06830. AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and CNH Partners, LLC share voting and dispositive power of the shares. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. CNH Partners is deemed to be controlled by AQR Capital Management, LLC.

(8)
The business address of Polar Asset Management Partners, Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares directly held by the Polar Vehicles.

The table above does not include the shares of common stock underlying the private placement warrants held by our sponsor and Cantor Fitzgerald and the public warrants held by Mr. Meghji because these securities are not exercisable within 60 days of this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In August 2015, M III LLC purchased an aggregate 3,593,750 founder shares for an aggregate purchase price of  $25,000, or approximately $0.007 per share. On November 5, 2015 we effectuated a 1.760-for-1 stock split in the form of a dividend. Thereafter, we cancelled a portion of the shares issued in such split, resulting in an aggregate of 4,312,500 founder shares outstanding. 562,500 of the founder shares were forfeited upon the expiration of the underwriters’ over-allotment without exercise. As a result of the stock split and subsequent partial cancellations, the per-share purchase price decreased to $0.006 per share. M III LLC transferred to M III LP a number of founder shares (a portion of which were subsequently cancelled) in April 2016 and it transferred additional founder shares to M III LLP in September 2016, so that M III LP currently holds 222,525 founder shares for an aggregate purchase price of  $2,106.08. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20.0% of the outstanding shares upon completion of our initial public offering (excluding the private placement shares). In August 2015, M III LLC transferred 20,000 founder shares to Mr. Hood, an independent director, and in October 2015, M III LLC transferred an additional 20,000 founder shares to Mr. Marber, another independent director. In connection with the dividend, Messrs. Hood and Marber transferred to M III LLC an aggregate of 30,400 founder shares so that they each retained 20,000 founder shares.
Our sponsor and Cantor Fitzgerald, pursuant to written agreements, purchased an aggregate of 460,000 private placement units at a price of  $10.00 per unit (a total of  $4,600,000) in a private placement that closed simultaneously with the closing of our initial public offering. 340,000 private placement units were purchased by our sponsor (300,000 by M III LLC and 40,000 by M III LP) and 120,000 private placement units were purchased by Cantor Fitzgerald. In September 2016, M III LLC transferred additional private placement units to M III LP so that M III LLC currently holds 290,000 private placement units and M III LP holds 50,000. The purchase price of the private placement units was added to the proceeds from our initial public offering and is held in the trust account. If we do not complete a business combination by July 12, 2018, the proceeds from the sale of the private placement units held in the trust account will be used to fund the redemption of our public shares (subject to the requirements of applicable law). There will be no redemption rights or liquidating distributions with respect to our founder shares, private placement shares or warrants, which will expire worthless. The private placement units are identical to the units being sold in our initial public offering except the private placement warrants are non-redeemable and exercisable on a cashless basis so long as they are held by our sponsor or their affiliates or designees. In addition, for as long as the private placement warrants are held by Cantor Fitzgerald or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement relating to our initial public offering. If the private placement units are held by someone other than the initial holder, or its permitted transferees, the private placement warrants will be redeemable by us and exercisable by such holders on the same basis as the warrants included in the units sold in our initial public offering.
If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Certain of our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.
Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to our initial public offering, M III LLC loaned and advanced to us $250,000 and $2,766, respectively, under an unsecured promissory note and in advances, to be used for a portion of the expenses of our initial public offering. These loans and advances were non-interest bearing, unsecured and were repaid upon the closing of our initial public offering.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants of the post-business combination entity at a price of  $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
We have entered into a registration rights agreement with respect to the founder shares and private placement warrants. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, Cantor Fitzgerald may not exercise its demand and “piggyback” registration rights after five and seven years, respectively, after the effective date of the registration statement for our initial public offering and may not exercise its demand rights on more than one occasion. We will bear the costs and expenses of filing any such registration statements.
Commencing on July 8, 2016, M-III Partners LLC, an affiliate of Mohsin Y. Meghji, our Chief Executive Officer, provided, at no cost to us, office space and general administrative services. Subsequent to July 8, 2016, certain general administrative services previously provided by M-III Partners LLC have been provided by its affiliate, M-III Partners, LP, and M-III Partners, LP has similarly provided, at no cost to us, such general administrative services.
Our audit committee must review and approve any related person transaction we propose to enter into. Our audit committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.
Any potential related party transaction that is brought to the audit committee’s attention will be analyzed by the audit committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the audit committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.
In determining whether to approve a related party transaction, the audit committee must consider, among other factors, the following factors to the extent relevant:
•
whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

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whether there are business reasons for us to enter into the transaction;

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whether the transaction would impair the independence of an outside director; and

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whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the audit committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so requested by the chairman of the audit committee, participate in some or all of the audit committee’s discussions of the transaction. Upon completion of its review of the transaction, the audit committee may determine to permit or to prohibit the transaction.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS
PROPOSAL ONE — ELECTION OF TWO CLASS I DIRECTORS
Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.
Messrs. Hood and Marber are nominated for election at this Annual Meeting of stockholders, as Class I directors, to hold office until the annual meeting of stockholders in 2019, or until their successors are chosen and qualified.
Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.
Nominee Biographies
For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.
Required Vote
The two nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.
Recommendation
Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the stockholders to ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2017. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2017, our Audit Committee intends to reconsider the selection of Marcum as our independent registered public accounting firm.
Marcum has audited our financial statements for the fiscal year ended December 31, 2016. A representative of Marcum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Marcum for services rendered.
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC of  $41,040 for the years ended December 31, 2016 and $93,337 related to audit services in connection with our initial public offering. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2016 and 2015, we did not pay Marcum for consultations concerning financial accounting and reporting standards.
Tax Fees.   We paid $2,060 to Marcum for tax preparation for the year ended December 31, 2016. We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2015.
All Other Fees.   We did not pay Marcum for other services for the years ended December 31, 2016 and 2015.
Our Audit Committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.
Pre-Approval Policy
Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof  (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Vote Required
The ratification of the appointment of Marcum requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.
Recommendation
Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Marcum as our independent registered public accounting firm.

OTHER MATTERS
Submission of Stockholder Proposals for the 2018 Annual Meeting
We anticipate that the 2018 annual meeting of stockholders will be held no later than December 31, 2018. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2018 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 3 Columbus Circle, 15th Floor, New York, New York 10019 no later than August 13, 2018.
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of  (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2018 Annual Meeting, assuming the meeting is held on or about December 29, 2018, notice of a nomination or proposal must be delivered to us no later than September 30, 2018 and no earlier than August 31, 2018. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
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If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 3 Columbus Circle, 15th Floor, New York, New York 10019, to inform us of his or her request; or

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If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.
Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to M III Acquisition Corp., 3 Columbus Circle, 15th Floor, New York, New York 10019, Attn: Secretary.

M III ACQUISITION CORP.
3 Columbus Circle, 15th Floor
New York, New York 10019
December 29, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
M III ACQUISITION CORP.
The undersigned hereby appoints Mohsin Y. Meghji and Brian Griffith, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of M III Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on November 27, 2017 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on December 29, 2017, at 10:00 a.m., local time, or any adjournment or postponement thereof  (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.
(Continued, and to be marked, dated and signed, on the other side)
M III ACQUISITION CORP.
This Proxy Statement and the 2016 Annual Report on Form 10-K are available at:
http://www.cstproxy.com/miiiacquisitioncorp/2018.

M III ACQUISITION CORP.
Vote Your Proxy by mail:   Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
Please mark your votes like this	☐
PROXY
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” PROPOSAL TWO.
1
To elect two Class I Directors to serve on the Company’s Board of Directors until the 2019 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: Osbert Hood and Philip Marber
For All ☐	Withhold All ☐	For All Except* ☐
*
Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.       ___________________

2
Ratification of the selection by the Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2017.

For ☐	Against ☐	Abstain ☐
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:
Signature	Signature	Date , 2017
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.